FLAGSHIP TAX EXEMPT FUNDS TRUST

       Supplement Dated January 2, 1996 to Prospectus Dated September 14, 1995

               THE SECTION "HOW TO BUY SHARES CLASS A
          SHARES OFFERED BY ALL FUNDS" ON PAGE 17 IS REVISED AS FOLLOWS:

          CLASS A SHARES -- OFFERED BY ALL FUNDS

                                Total Sales Charge
                                ____________________
                                                         Dealer
                                                       Concession
                                                       or Agency
                                                       Commission
                Size of       Percentage  Percentage       as
             Transaction At       of       of Net      Percentage
                 Public        Offering     Asset      of Offering
             Offering Price      Price      Value        Price
             _______________  __________   _________   ____________

           All Series Except
           those Listed
           Below
           Less than $50,000    4.20%       4.38%         3.70%
           $50,000 to           4.00        4.18          3.50
           $100,000
           $100,000 to          3.50        3.65          3.00
           $250,000
           $250,000 to          2.50        2.61          2.00
           $500,000
           $500,000 to          2.00        2.09          1.50
           $1,000,000
           $1,000,000 and over   --          --            --*

           Intermediate Series
           Less than $50,000    3.00%       3.09%         2.50%
           $50,000 to           2.50        2.58          2.00
           $100,000
           $100,000 to          2.00        2.06          1.50
           $250,000
           $250,000 to          1.50        1.55          1.25
           $500,000
           $500,000 to          1.25        1.29          1.00
           $1,000,000
           $1,000,000 and over   --          --            --*

           Limited and Short
           Term Series
           Less than $50,000    2.50%       2.56%         2.00%
           $50,000 to           2.00        2.05          1.60
           $100,000
           $100,000 to          1.50        1.54          1.20
           $250,000
           $250,000 to          1.25        1.28          1.00
           $500,000
           $500,000 to           .75         .77           .60
           $1,000,000
           $1,000,000 and over   --          --            --*


           *    A CDSC may be imposed as described below.

               Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Tax Exempt Funds for purchases aggregating $1 million or more. Shares of any of the Funds that offer only one class of shares that have no designation are considered "Class A" shares for this purpose. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a Class A contingent deferred sales charge
          ("CDSC") may be deducted from the redemption proceeds.
          That sales charge will be equal to 1.0% of either (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less.

               IN THE SECTION "SHAREHOLDER SERVICES FREE RE-ENTRY" ON PAGE 19, the second sentence is deleted.

               IN THE SECTION "LOUISIANA" ON PAGE 13, the paragraph titled "Tax Considerations" is hereby deleted.


                       FLAGSHIP TAX EXEMPT FUNDS TRUST

                       Supplement dated January 2, 1996
         to the Statement of Additional Information dated September 14, 1995 as supplemented October 26, 1995

               On page 8, the listing of trustees and officers is amended by adding "LeeAnne G. Sparling; Controller;
          Portfolio Operations Manager of the Manager."

               On page 14, in the first partial paragraph, the last line is deleted.

               On page 20, in the section titled "Purchase, Redemption and Pricing of Shares Purchase," the first paragraph is deleted (please refer to the Supplement dated January 2, 1996 to the Prospectus for current information). In the same section, the following paragraph is added after the section titled "6. Wrap Fee Accounts": " 7. Waiver of CDSC. For purchases of Class A Shares in amounts over $1,000,000, the contingent deferred sales charge may be waived for purchases through a broker-dealer that waives its commission."

               On page 6, in the section titled "Shares of the Fund Class A Shares", the following sentence is added at the end of the paragraph: "Class A Shares may be subject to a CDSC as explained in the Supplement dated January 2, 1996 to the Prospectus".